EXHIBIT 32.1

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of Teleconnect Inc. and subsidiaries (the "Company") for the fiscal year ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned President and Principal Accounting and Financial Officer of the Company each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.


Date: December 22, 2006                   /s/ Gustavo Gomez
                                          --------------------------------------
                                          Gustavo Gomez, Chief Executive Officer


Date: December 22, 2006                   /s/ Alfonso de Borbon
                                          --------------------------------------
                                          Alfonso de Borbon, Chief Financial
                                          Officer